UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2018

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Municipal Income Fund for the twelve-month reporting period ended February 28, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

II	Western Asset Short Duration Municipal Income Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended February 28, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s final reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.9%. The deceleration in growth reflected a downturn in private inventory investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, nonresidential fixed investment and federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on February 28, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In February 2018, 20.7% of Americans looking for a job had been out of work for more than six months, versus 23.3% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018 — after the reporting period ended — the Fed again raised the federal funds target rate, moving it to a range between 1.50% and 1.75%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Short Duration Municipal Income Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Short Duration Municipal Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax.

Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). Although the Fund may invest in securities of any maturity, we estimate that the Fund will normally maintain a dollar-weighted average effective durationii of three years or less. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationiii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended February 28, 2018. The fixed income market was impacted by a number of factors

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	1

Fund overview (cont’d)

during the reporting period, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)iv, generally benign inflation, several geopolitical issues and the signing of the U.S. tax reform bill.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.22% and ended the period at 2.25%. The low for the period of 1.18% occurred on April 18, 2017, and the peak of 2.27% took place on February 27, 2018. The yield for the ten-year Treasury began the reporting period at 2.36% and ended the period at 2.87%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.94% took place on February 21, 2018.

The municipal bond market outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexv and the Bloomberg Barclays U.S. Aggregate Indexvi returned 2.50% and 0.51%, respectively. The municipal market posted positive returns during seven of the first ten months of the reporting period. This was driven by overall solid fundamentals and generally positive investor demand. However, the municipal market sold off during the last two months of the reporting period as yields moved sharply higher.

Q. How did we respond to these changing market conditions?

A. There were only modest changes to the Fund’s portfolio during the reporting period. We selectively increased the Fund’s exposure to State and Local General Obligation debt, namely debt issued by Illinois and Chicago, as we found them to be attractively valued.

Performance review

For the twelve months ended February 28, 2018, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned 1.00%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Three-Year Municipal Bond Indexvii returned 0.45% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned 0.70% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 108 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Performance Snapshot as of February 28, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short Duration Municipal Income Fund:
Class A	-0.19%	1.00%
Class A2	-0.31%	0.53%
Class C	-0.35%	0.65%
Class I	-0.11%	1.11%
Bloomberg Barclays Three-Year Municipal Bond Index	-0.92%	0.45%
Lipper Short Municipal Debt Funds Category Average[1]	-0.35%	0.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2018 for Class A, Class A2, Class C and Class I shares were 0.96%, 0.84%, 0.70% and 1.38%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A2 shares would have been 0.76%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Performance of Class IS shares is not shown because the inception date for this share class was September 15, 2017.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C and Class I shares were 0.66%, 0.97%, 1.02% and 0.60%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.75% for Class A shares, 0.95% for Class A2 shares, 1.10% for Class C shares and 0.60% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 114 funds for the six-month period and among the 108 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. We continued to favor revenue bonds as we found them to be attractively valued. In contrast, we maintained an underweight to the State and Local General Obligation bond sectors. In our view, we continue to be cautious about the overall health of state and local budgets, as well as the relatively unattractive valuations for general obligation debt. In addition, traditional general obligation and appropriation pledges are being viewed with more skepticism in certain situations throughout the country. In particular, overweights to the Industrial Revenue (largely gas pre-pay) and Transportation sectors added the most value. These sectors performed well given their greater spreads and yields. An underweight to Pre-Refundedviii securities was also positive for returns. Security selection in the Transportation sector along with the Fund’s Local and State General Obligation bond holdings, were also beneficial for performance.

Elsewhere, duration and yield curveix positioning contributed to returns. The Fund had a short duration versus the benchmark and a higher allocation to floating rate bonds. This was beneficial as rates rose across the front end of the yield curve.

Finally, from a quality perspective, having overweights to municipal securities rated BBB and A were additive as they outperformed their higher rated counterparts over the twelve-month reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from our relative performance was an underweight to the Leasing sector, as this sector outperformed the benchmark.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 20, 2018

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. Investing in securities issued by investment companies, including exchange-traded funds

4	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

(“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

viii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2018 and February 28, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2017 and held for the six months ended February 28, 2018, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.19%	$1,000.00	$998.10	0.70%	$3.47	[3]	Class A	5.00%	$1,000.00	$1,021.32	0.70%	$3.51
Class A2	-0.31	1,000.00	996.90	0.95	4.70	[3]	Class A2	5.00	1,000.00	1,020.08	0.95	4.76
Class C	-0.35	1,000.00	996.50	1.03	5.10	[3]	Class C	5.00	1,000.00	1,019.69	1.03	5.16
Class I	-0.11	1,000.00	998.90	0.54	2.68	[3]	Class I	5.00	1,000.00	1,022.12	0.54	2.71
Class IS4	-0.14	1,000.00	998.60	0.49	2.20	[5]	Class IS	5.00	1,000.00	1,022.36	0.49	2.46

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended February 28, 2018, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 Shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]	For the period September 15, 2017 (inception date) to February 28, 2018.

[5]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (164), then divided by 365.

8	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS†
Twelve Months Ended 2/28/18	1.00%	0.53%	0.65%	1.11%	N/A
Five Years Ended 2/28/18	0.71	N/A	0.35	0.79	N/A
Ten Years Ended 2/28/18	1.89	N/A	1.52	2.00	N/A
Inception* through 2/28/18	—	0.34	—	—	-0.14%

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS†
Twelve Months Ended 2/28/18	-1.33%	-1.79%	0.65%	1.11%	N/A
Five Years Ended 2/28/18	0.25	N/A	0.35	0.79	N/A
Ten Years Ended 2/28/18	1.66	N/A	1.52	2.00	N/A
Inception* through 2/28/18	—	-0.43	—	—	-0.14%

Cumulative total returns
Without sales charges[1]
Class A (2/29/08 through 2/28/18)	20.54%
Class A2 (Inception date of 2/27/15 through 2/28/18)	1.01
Class C (2/29/08 through 2/28/18)	16.32
Class I (2/29/08 through 2/28/18)	21.90
Class IS (Inception date of 9/15/17 through 2/28/18)	-0.14

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, A2, C, I and IS shares are March 17, 2003, February 27, 2015, March 18, 2003, November 14, 2003 and September 15, 2017, respectively.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Bloomberg Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — February 2008 - February 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on February 29, 2008, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through February 28, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

12	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Schedule of investments

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.8%
Alabama — 2.7%
Black Belt Energy Gas District, AL, Gas Supply Revenue, LIQ-Royal Bank of Canada	4.000%	7/1/22	$23,010,000	$24,534,642	(a)(b)
Jefferson County, AL, Sewer Revenue, Subordinated Lien	5.000%	10/1/18	2,000,000	2,029,060
Mobile, AL, IDB, PCR, Alabama Power Co., Barry Plant	1.625%	10/2/18	2,500,000	2,495,300	(a)(b)
Tuscaloosa, AL, Public Educational Building Authority, Student Housing Revenue:
University Alabama Ridgecrest, BAM	5.000%	7/1/20	2,960,000	3,163,944
University Alabama Ridgecrest, BAM	5.000%	7/1/21	3,320,000	3,623,581
Total Alabama				35,846,527
Alaska — 1.1%
Alaska State Housing Finance Corp. Revenue, State Capital Project II	5.000%	12/1/18	500,000	513,510
North Slope Boro, AK, GO	5.000%	6/30/22	6,145,000	6,594,077
Valdez, AK, Marine Terminal Revenue, BP Pipelines Inc. Project	5.000%	1/1/21	7,130,000	7,703,252
Total Alaska				14,810,839
Arizona — 1.2%
Glendale, AZ, GO, AGM	4.000%	7/1/19	1,640,000	1,693,562
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	4.000%	7/1/18	2,200,000	2,219,492
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/18	2,000,000	2,024,280
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/19	5,370,000	5,612,939
Yavapai County, AZ, IDA, Solid Waste Disposal Revenue:
Waste Management Inc. Project	2.125%	6/1/18	2,500,000	2,501,950	(a)(b)(c)
Waste Management Inc. Project	1.600%	3/1/19	2,500,000	2,500,000	(a)(b)(c)
Total Arizona				16,552,223
Arkansas — 0.1%
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/18	1,000,000	1,008,260
California — 4.9%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Episcopal Senior Communities	4.000%	7/1/18	1,565,000	1,579,805
Bay Area, CA, Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, (SIFMA Municipal Swap Index Yield + 0.700%)	1.790%	10/1/19	4,750,000	4,768,763	(a)(b)
California State Department of Water Resources, Central Valley Project Revenue, Water System, (SIFMA Municipal Swap Index Yield + 0.370%)	1.460%	12/1/22	2,000,000	2,001,920	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	13

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State Health Facilities Financing Authority Revenue:
Providence St. Joseph Health Obligated Group	1.250%	10/1/20	$6,005,000	$5,935,522	(a)(b)
Sutter Health Obligated Group	1.000%	8/15/19	5,000,000	4,957,100	(a)(b)
California State Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co.	1.750%	6/1/22	6,900,000	6,692,241	(a)(b)
California State MFA Revenue, Second Lien Qualified Obligations, Anaheim System Distribution Facilities, (SIFMA Municipal Swap Index Yield + 0.350%)	1.440%	12/1/20	6,500,000	6,501,430	(a)(b)
California State MFA, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.550%	2/1/19	3,100,000	3,106,169
California State PCFA, Solid Waste Disposal Revenue, USA Waste Services Inc.	1.500%	6/1/18	2,300,000	2,302,254	(c)
California State Public Works Board, Lease Revenue:
Department of Corrections & Rehabilitation	4.000%	9/1/18	1,000,000	1,013,740
Department of Corrections & Rehabilitation	5.000%	9/1/18	1,000,000	1,018,680
California State, GO, (SIFMA Municipal Swap Index Yield + 0.290%)	1.380%	12/1/20	5,650,000	5,650,621	(a)(b)
California State, GO, (SIFMA Municipal Swap Index Yield + 0.250%)	1.340%	5/1/21	6,000,000	5,992,080	(a)(b)
California State, GO, (SIFMA Municipal Swap Index Yield + 0.380%)	1.470%	12/1/22	5,690,000	5,697,568	(a)(b)
Lee Lake, CA, Public Financing Authority Revenue	4.000%	9/1/18	1,500,000	1,516,935
Rancho Cucamonga, CA, RDA, Successor Agency Tax Allocation, Rancho Redevelopment Project Area	5.000%	9/1/18	750,000	763,635
Southern California Public Power Authority Revenue, Magnolia Power Project	2.000%	7/1/20	5,000,000	5,049,950	(a)(b)
Upland, CA, Successor Agency to the Upland Community Redevelopment Agency Revenue, Merged Project Tax Allocation, AGM	4.000%	9/1/18	650,000	658,736
Total California				65,207,149
Colorado — 2.0%
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives	1.875%	11/6/19	5,545,000	5,519,049	(a)(b)
Catholic Health Initiatives	5.000%	2/1/21	2,080,000	2,232,506
Catholic Health Initiatives	5.000%	7/1/21	6,225,000	6,466,343
Catholic Health Initiatives	5.000%	2/1/25	2,615,000	2,783,903
Denver, CO, Urban Renewal Authority Tax Increment Revenue, Stapleton	5.000%	12/1/18	5,265,000	5,399,679
E-470 Public Highway Authority Revenue, CO, Senior, LIBOR Index, (0.670 x 1 mo. USD LIBOR + 0.900%)	1.986%	9/1/19	3,415,000	3,423,640	(a)(b)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/19	1,000,000	1,042,440	(d)
Total Colorado				26,867,560

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — 6.4%
Bridgeport, CT, GO	5.000%	8/15/18	$1,740,000	$1,765,856
Bridgeport, CT, GO:
AGM	5.000%	8/15/21	1,000,000	1,085,300
AGM	5.000%	8/15/22	1,240,000	1,363,256
Connecticut State HEFA Revenue, Yale University	5.000%	2/1/23	8,500,000	9,662,035	(a)(b)
Connecticut State Special Tax Obligation Revenue:
Transportation Infrastructure	3.000%	9/1/18	14,740,000	14,855,709
Transportation Infrastructure	5.000%	9/1/20	4,000,000	4,283,800
Connecticut State, GO	5.000%	8/1/18	1,475,000	1,496,505
Connecticut State, GO	5.000%	4/15/19	3,730,000	3,867,973
Connecticut State, GO	5.000%	9/15/23	4,500,000	4,953,195
Connecticut State, GO:
GAAP Conversion	5.000%	10/15/19	10,375,000	10,909,209
SIFMA Index (SIFMA Municipal Swap Index Yield + 0.420%)	1.510%	3/1/18	4,500,000	4,500,000	(b)
SIFMA Index (SIFMA Municipal Swap Index Yield + 0.920%)	2.010%	5/15/18	5,490,000	5,494,941	(b)
SIFMA Index (SIFMA Municipal Swap Index Yield + 0.750%)	1.840%	6/15/18	5,000,000	5,003,950	(b)
SIFMA Index (SIFMA Municipal Swap Index Yield + 0.630%)	1.720%	3/1/20	3,375,000	3,386,340	(b)
Hartford County, CT, Metropolitan District, GO, BAN	3.000%	8/1/18	7,500,000	7,534,350
University of Connecticut Revenue	5.000%	2/15/19	3,455,000	3,564,282
Total Connecticut				83,726,701
District of Columbia — 0.6%
Metropolitan Washington DC, Airports Authority System Revenue	4.000%	10/1/18	1,000,000	1,014,270	(c)
Metropolitan Washington DC, Airports Authority System Revenue	5.000%	10/1/18	6,215,000	6,339,486	(c)
Total District of Columbia				7,353,756
Florida — 1.5%
Escambia County, FL, PCR, Gulf Power Co. Project	1.150%	6/21/18	3,500,000	3,493,630	(a)(b)
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, AGM	5.250%	10/1/18	2,000,000	2,044,580	(c)
Jacksonville Electric Authority, FL, Electric System Revenue	4.000%	10/1/18	1,000,000	1,015,560
Manatee County, FL, Revenue, Refunding & Improvement	5.000%	10/1/18	1,100,000	1,123,452
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/20	2,000,000	2,153,800	(c)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/18	1,500,000	1,517,505

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	15

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/20	$3,250,000	$3,493,197
Okeechobee County, FL, Solid Waste Revenue, Disposal Waste Management Landfill	1.550%	7/1/21	2,200,000	2,200,506	(a)(b)
Saint Johns County, FL, School Board, COP	5.000%	7/1/21	1,500,000	1,650,885
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/18	1,475,000	1,478,599
Total Florida				20,171,714
Georgia — 4.0%
Atlanta, GA, Development Authority Student Housing Revenue, Piedmont/Ellis LLC University Commons Project	5.000%	9/1/18	1,010,000	1,027,958	(e)
Burke County, GA, Development Authority, PCR:
Georgia Power Co. Plant Vogtle Project	2.350%	12/11/20	8,900,000	8,878,462	(a)(b)
Georgia Transmission Corp. Vogtle Project	1.300%	5/3/18	11,150,000	11,141,414	(a)(b)
Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	18,305,000	18,143,184	(a)(b)
Monroe County, GA, Development Authority, PCR:
Gulf Power Co., Plant Scherer Project	2.000%	6/21/18	6,500,000	6,504,745	(a)(b)
Oglethorpe Power Corp. Scherer Project	2.400%	4/1/20	3,925,000	3,911,537	(a)(b)
Private Colleges & Universities Authority, GA, Revenue, Agnes Scott College	2.500%	6/1/19	3,000,000	3,011,490	(a)(b)
Total Georgia				52,618,790
Hawaii — 0.6%
Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue, Kahala Senior Living Community Inc.	5.000%	11/15/18	400,000	410,568
Honolulu Citry & Country, HI, GO:
Rail Transit Project (SIFMA Municipal Swap Index Yield + 0.300%)	1.390%	9/1/20	5,000,000	5,001,800	(a)(b)
Rail Transit Project (SIFMA Municipal Swap Index Yield + 0.320%)	1.410%	9/1/20	2,500,000	2,501,200	(a)(b)
Total Hawaii				7,913,568
Illinois — 9.2%
Chicago, IL, GO	5.000%	1/1/19	4,600,000	4,701,062
Chicago, IL, GO	5.000%	1/1/20	4,850,000	5,069,026
Chicago, IL, GO:
AGM	5.500%	1/1/19	2,590,000	2,660,085
AGM-CR FGIC	5.500%	1/1/19	1,500,000	1,540,590
Chicago, IL, Midway Airport Revenue	5.000%	1/1/20	2,000,000	2,112,840	(c)
Chicago, IL, Motor Fuel Tax Revenue	5.000%	1/1/19	1,150,000	1,169,918
Chicago, IL, O’Hare International Airport Revenue:
General, Senior Lien	4.000%	1/1/19	20,000,000	20,385,800	(c)

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
General, Senior Lien	5.000%	1/1/19	$4,180,000	$4,301,972
Senior Lien	5.000%	1/1/25	1,000,000	1,088,460	(c)
Chicago, IL, Park District, GO, Harbor Facilities	5.000%	1/1/19	1,000,000	1,023,470
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/20	1,255,000	1,321,151
Chicago, IL, Waterworks Revenue, Second Lien	5.000%	11/1/19	2,000,000	2,101,020
Illinois State EFA Revenue, University of Chicago	1.550%	2/13/20	2,500,000	2,488,550	(a)(b)
Illinois State Finance Authority Revenue, Central Dupage Health	5.500%	11/1/20	3,915,000	4,170,650	(f)
Illinois State Sales Tax Revenue:
Build Illinois	5.000%	6/15/19	2,575,000	2,679,906
Build Illinois-Junior Obligation	4.000%	6/15/20	8,825,000	9,229,361
Illinois State Toll Highway Authority Revenue	5.000%	12/1/19	1,950,000	2,062,359
Illinois State, GO	4.000%	7/1/18	9,460,000	9,512,598
Illinois State, GO	5.000%	7/1/19	9,650,000	9,948,088
Illinois State, GO	5.000%	1/1/20	2,145,000	2,216,128
Illinois State, GO	5.000%	2/1/22	2,740,000	2,873,685
Illinois State, GO	5.000%	8/1/23	17,260,000	18,126,452
University of Illinois, IL, Board of Trustees, COP	3.000%	8/15/18	10,000,000	10,054,700
Total Illinois				120,837,871
Indiana — 4.9%
Indiana State Finance Authority Environmental Revenue, Duke Energy Indiana LLC	3.375%	3/1/19	2,000,000	2,031,980
Indiana State Finance Authority Health System Revenue, Sisters St. Francis Health	5.000%	11/1/19	2,045,000	2,093,160
Indiana State Finance Authority, Hospital Revenue, Methodist Hospitals Inc.	5.000%	9/15/19	300,000	311,784
Indiana State Health Facilities Financing Authority Revenue, Ascension Health Credit Group	1.250%	5/1/20	3,655,000	3,607,887	(a)(b)
Whiting, IN, Environmental Facilities Revenue:
BP Products North America Inc. Project	5.000%	11/1/22	15,000,000	16,908,300	(a)(b)(c)
BP Products North America Inc. Project	5.000%	3/1/23	10,000,000	11,313,100	(a)(b)(c)
BP Products North America Inc. Project, BP PLC (SIFMA Municipal Swap Index Yield + 0.750%)	1.840%	12/2/19	22,750,000	22,793,680	(a)(b)(c)
BP Products North America Inc., BP PLC	1.850%	10/1/19	6,000,000	6,026,100	(a)(b)
Total Indiana				65,085,991
Kansas — 0.1%
Kansas State Department of Transportation Highway Revenue, LIBOR Index, (0.670 x 1 mo. USD LIBOR + 0.320%)	1.375%	9/1/18	2,000,000	2,001,340	(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	17

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — 2.2%
Carroll County, KY, PCR, Kentucky Utilities Co. Project	1.050%	9/1/19	$2,500,000	$2,473,875	(a)(b)
Louisville & Jefferson County, KY, Metropolitan Government PCR, Louisville Gas & Electric Co. Project	1.500%	4/1/19	5,000,000	4,988,250	(a)(b)
Trimble County, KY, PCR	1.350%	5/1/18	14,000,000	13,991,600	(a)(b)(c)
Trimble County, KY, PCR, Louisville Gas & Electric Co., Remarketed 12/15/14	1.050%	9/1/21	7,500,000	7,500,000	(a)(b)
Total Kentucky				28,953,725
Louisiana — 0.1%
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/18	850,000	859,325
Massachusetts — 0.2%
Weston, MA, GO, BAN	2.500%	2/1/19	2,920,000	2,947,652
Michigan — 4.1%
Michigan State Finance Authority Revenue	5.000%	10/1/20	1,215,000	1,272,384
Michigan State Finance Authority Revenue	5.000%	10/1/21	1,300,000	1,394,874
Michigan State Finance Authority Revenue:
Detroit School District, Q-SBLF	5.000%	5/1/18	3,410,000	3,429,983
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/20	7,000,000	7,492,240
Michigan State Hospital Finance Authority Revenue:
Ascension Health	1.400%	6/29/18	8,815,000	8,815,793	(a)(b)
Ascension Health Credit Group	1.500%	5/1/20	2,130,000	2,108,423	(a)(b)
Michigan State Strategic Fund Ltd. Obligation Revenue, Events Center Project	4.125%	1/1/19	24,000,000	24,152,640	(a)(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	5.000%	9/1/18	1,600,000	1,627,552
Wayne County, MI, Airport Authority Revenue	5.000%	12/1/18	3,500,000	3,593,275
Total Michigan				53,887,164
Mississippi — 0.1%
Mississippi State Development Bank Special Obligation Revenue, City of Jackson, Capital City Convention Center, Municipal Government Gtd.	5.000%	3/1/19	1,000,000	1,031,690
Missouri — 0.3%
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	2.850%	9/1/18	3,500,000	3,530,800
Nebraska — 0.7%
Central Plains Energy Project, NE, Gas Project Revenue:
Project #1, Goldman Sachs Group Inc.	5.250%	12/1/18	4,500,000	4,616,955
Project #3	5.000%	9/1/18	4,050,000	4,115,894
Total Nebraska				8,732,849

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Nevada — 1.3%
Clark County, NV, PCR, Southern California Edison Co.	1.875%	4/1/20	$3,650,000	$3,631,859	(a)(b)
Clark County, NV, School District, GO, Building	5.000%	6/15/22	9,090,000	10,152,985
Washoe County, NV, Gas Facilities Revenue, Sierra Pacific Power Co.	1.500%	6/3/19	3,000,000	2,978,550	(a)(b)(c)
Total Nevada				16,763,394
New Hampshire — 0.4%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.	2.125%	6/1/18	5,000,000	5,003,250	(a)(b)(c)
New Jersey — 9.0%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/18	1,000,000	1,018,260
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/20	1,000,000	1,065,870
Hamilton Township, NJ, Mercer County, GO	4.000%	8/1/18	1,000,000	1,011,010
Hudson County, NJ, Improvement Authority Revenue:
County GTD	2.250%	10/18/18	2,000,000	2,010,980
County GTD Pooled Notes	2.250%	4/5/18	1,000,000	1,001,040
Lenape, NJ, Regional High School District, GO, School Board Reserve Fund	4.000%	3/15/18	1,000,000	1,000,970
Mount Laurel Township, NJ, Board of Education, GO, School Board Reserve Fund	4.000%	8/1/18	1,000,000	1,010,890
New Jersey State EDA Lease Revenue:
Rutgers University	5.000%	6/15/18	1,000,000	1,010,420
Rutgers University	5.000%	6/15/19	1,380,000	1,440,720
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,035,000	2,091,756	(c)
School Facilities Construction	5.000%	6/15/18	2,755,000	2,779,299
School Facilities Construction	5.000%	6/15/18	695,000	702,346	(e)
School Facilities Construction	5.000%	3/1/22	1,570,000	1,696,055
School Facilities Construction, SIFMA (SIFMA Municipal Swap Index Yield + 1.550%)	2.640%	9/1/27	1,550,000	1,528,362	(b)
School Facilities Construction, State Appropriations	5.000%	3/1/19	10,365,000	10,730,055	(e)
New Jersey State EFA Revenue, Kean University	5.000%	7/1/20	1,000,000	1,071,740
New Jersey State Higher Education Assistance Authority, Student Loan Revenue:
Senior	5.000%	12/1/18	3,000,000	3,070,620	(c)
Senior	3.000%	12/1/19	10,250,000	10,410,823	(c)
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement Notes	5.000%	6/15/21	4,000,000	4,036,920

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	19

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
Federal Highway Reimbursement Notes	5.000%	6/15/22	$5,000,000	$5,430,650
Transportation Program (SIFMA Municipal Swap Index Yield + 1.200%)	2.290%	12/15/21	15,500,000	15,575,950	(a)(b)
Transportation Program, State Appropriations	4.000%	6/15/18	5,875,000	5,910,191
Transportation System	5.000%	12/15/18	8,300,000	8,496,959
New Jersey State Turnpike Authority Revenue, (0.670 x 1 mo. USD LIBOR + 0.700%)	1.793%	1/1/24	13,000,000	13,037,960	(b)
New Jersey State Turnpike Authority Revenue, (0.670 x 1 mo. USD LIBOR + 0.700%)	1.802%	1/1/24	4,000,000	4,011,680	(b)
Newark, NJ, GO, Qualified General Improvement	5.000%	7/15/18	4,000,000	4,037,720
Rutgers, NJ, State University Revenue	4.000%	5/1/18	750,000	753,263
Salem County, NJ, Industrial PCFA Revenue, Philadelphia Electric Co.	2.500%	3/1/19	7,950,000	7,980,846	(a)(b)(c)
Trenton, NJ, GO	4.000%	7/15/18	1,895,000	1,911,998
Union County, NJ, GO:
School Board Reserve Fund	4.000%	3/1/18	975,000	975,000
School Board Reserve Fund	4.000%	3/1/18	25,000	25,000	(e)
School Board Reserve Fund	4.000%	3/1/19	1,465,000	1,501,860
School Board Reserve Fund	4.000%	3/1/19	35,000	35,870	(e)
Total New Jersey				118,373,083
New Mexico — 3.2%
Farmington, NM, PCR:
Public Service Co. of New Mexico	1.875%	10/1/21	3,000,000	2,940,180	(a)(b)
Southern California Edison Co.	1.875%	4/1/20	24,750,000	24,637,140	(a)(b)
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue, SPA-Royal Bank of Canada, (0.670 x 1 mo. USD LIBOR + 0.750%)	1.805%	8/1/19	14,000,000	14,006,720	(a)(b)
Total New Mexico				41,584,040
New York — 9.2%
Build NYC Resource Corp., NY, Solid Waste Disposal Revenue, Pratt Paper Inc. Project	3.750%	1/1/20	310,000	315,555	(c)(d)
Erie County, NY, Fiscal Stability Authority Revenue:
Sales Tax & State Aid Secured	5.000%	1/15/19	1,000,000	1,031,160
Sales Tax & State Aid Secured	4.000%	3/15/19	600,000	615,990
Long Island, NY, Power Authority Electric System Revenue, (0.700 x 1 mo. USD LIBOR + 0.880%)	1.982%	11/1/18	1,500,000	1,501,320	(a)(b)
Long Island, NY, Power Authority Revenue	5.250%	4/1/19	4,200,000	4,368,169	(e)
Monroe County, NY, GO:
BAM	4.000%	6/1/19	5,165,000	5,308,949
BAM	5.000%	6/1/20	5,115,000	5,484,303

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
MTA, NY, Dedicated Tax Fund Revenue, (SIFMA Municipal Swap Index Yield + 0.580%)	1.670%	11/1/19	$3,155,000	$3,157,335	(a)(b)
MTA, NY, Revenue, Transportation, (SIFMA Municipal Swap Index Yield + 0.450%)	1.540%	11/15/22	8,000,000	7,990,320	(a)(b)
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	5.000%	7/1/18	1,275,000	1,289,025
Winthrop University Hospital Assistance Project	5.000%	7/1/18	685,000	692,097
New York City, NY, HDC Revenue	5.000%	7/1/18	3,250,000	3,289,130
New York City, NY, TFA Revenue, Future Tax Secured	2.000%	8/1/18	10,000,000	10,032,900
New York State Dormitory Authority Revenue, Non-State Supported Debt, Wyckoff Heights Medical Center, State Appropriations	4.000%	2/15/19	2,785,000	2,853,288
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations	5.000%	5/1/19	32,805,000	34,120,153
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	4.000%	3/15/18	1,000,000	1,001,030
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/19	5,000,000	5,193,750	(c)
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/21	9,000,000	9,787,140	(c)
Terminal One Group Association LP	5.000%	1/1/20	6,255,000	6,614,850	(c)
Orange County, NY, Funding Corp. Revenue, Mount St. Mary College	4.000%	7/1/18	1,110,000	1,117,570
Port Authority of New York & New Jersey Revenue	5.000%	10/1/20	2,500,000	2,699,500	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/1/21	4,225,000	4,659,246	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/24	5,985,000	6,558,243	(c)
Suffolk County, NY, GO, AGM	5.000%	10/1/18	1,000,000	1,019,730
Total New York				120,700,753
North Carolina — 0.2%
North Carolina State Turnpike Authority Revenue:
Senior Lien	5.000%	1/1/21	410,000	441,910
Senior Lien	5.000%	1/1/22	600,000	659,982
Senior Lien	5.000%	1/1/23	700,000	783,881
Senior Lien	5.000%	1/1/25	500,000	574,640
Total North Carolina				2,460,413
Ohio — 1.3%
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/19	2,200,000	2,263,822

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	21

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Lancaster, OH, Port Authority Gas Revenue:
SPA-Royal Bank of Canada (0.670 x 1 mo. USD LIBOR + 0.600%)	1.655%	2/1/19	$2,000,000	$1,998,860	(b)
SPA-Royal Bank of Canada (0.670 x 1 mo. USD LIBOR + 0.620%)	1.675%	8/1/19	4,000,000	3,995,240	(b)
Ohio State Water Development Authority Revenue, Waste Management Inc. Project	1.550%	7/1/21	1,800,000	1,773,954
Ohio State Water Development Authority, Water PCR, Notes, Load Fund, (SIFMA Municipal Swap Index Yield + 0.220%)	1.310%	12/1/20	4,000,000	3,999,880	(b)
Warren County, OH, Health Care Facilities Revenue, Otterbein Homes Obligation	5.000%	7/1/20	2,550,000	2,740,817
Total Ohio				16,772,573
Oregon — 0.6%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	10/1/18	3,000,000	2,997,570
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor	4.000%	10/1/18	1,070,000	1,086,018
Oregon State Facilities Authority Revenue, Legacy Health Project	5.250%	5/1/19	3,250,000	3,384,257
Portland, OR, River District Urban Renewal & Redevelopment Tax Allocation	5.000%	6/15/18	1,000,000	1,010,130
Total Oregon				8,477,975
Pennsylvania — 7.4%
Allegheny County, PA, Higher Education Building Authority University Revenue:
Duquesne University of the Holy Spirit	5.000%	3/1/18	1,000,000	1,000,000
Duquesne University of the Holy Spirit	5.000%	3/1/19	500,000	516,800
Bucks County, PA, IDA, Solid Waste Revenue, Waste Management Inc. Project	1.700%	2/1/19	15,000,000	15,017,550	(a)(b)(c)
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue	5.000%	6/1/21	2,500,000	2,709,950
Delaware River Port Authority, PA, Revenue, Port District Project	5.000%	1/1/19	3,490,000	3,581,578
Lehigh County, PA, IDA Revenue:
PPL Electric Utilities Corp.	1.800%	8/15/22	2,000,000	1,932,500	(a)(b)
PPL Electric Utilities Corp.	1.800%	9/1/22	7,500,000	7,318,650	(a)(b)
Montgomery County, PA, IDA Revenue, Peco Energy Co. Project	2.550%	6/1/20	3,000,000	3,005,820	(a)(b)
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project	3.000%	11/1/18	750,000	756,997	(c)

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue:
Waste Management Inc. Project	1.500%	5/1/18	$2,000,000	$1,999,980	(a)(b)
Waste Management Inc. Project, Waste Management Holdings	1.700%	8/3/20	2,750,000	2,746,095	(a)(b)(c)
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/21	3,000,000	3,086,280
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program-Messiah College	4.000%	11/1/18	700,000	711,368
Shippensburg University Student Services Inc.	4.000%	10/1/18	560,000	562,671
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	2.000%	4/1/18	450,000	450,153	(c)
Pennsylvania State Turnpike Commission Revenue, (SIFMA Municipal Swap Index Yield + 0.700%)	1.790%	12/1/19	10,000,000	10,053,900	(b)
Pennsylvania State Turnpike Commission Revenue, (SIFMA Municipal Swap Index Yield + 0.880%)	1.970%	12/1/20	13,775,000	13,945,948	(b)
Pennsylvania State Turnpike Commission Revenue, (SIFMA Municipal Swap Index Yield + 0.980%)	2.070%	12/1/21	5,000,000	5,092,750	(b)
Pennsylvania State Turnpike Commission Revenue, SIFMA, (SIFMA Municipal Swap Index Yield + 0.680%)	1.770%	12/1/18	2,500,000	2,503,600	(b)
Pennsylvania State, GO	5.000%	7/1/19	4,000,000	4,180,400
Philadelphia, PA, Gas Works Revenue, 1998 General Ordinance	5.000%	10/1/21	1,000,000	1,101,690
Philadelphia, PA, School District, GO	5.000%	9/1/19	7,240,000	7,561,021
Philadelphia, PA, Water and Wastewater Revenue	5.000%	1/1/19	1,455,000	1,496,846
State Public School Building Authority, PA, Lease Revenue:
Philadelphia School District	4.000%	6/1/18	2,160,000	2,171,016
Philadelphia School District	5.000%	6/1/19	1,500,000	1,556,250
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/21	2,000,000	2,140,280	(c)
Total Pennsylvania				97,200,093
South Carolina — 0.2%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/18	1,000,000	1,026,340
South Carolina State Jobs-EDA Revenue, Bon Secours Health Systems Inc.	5.000%	11/1/18	1,500,000	1,534,620
Total South Carolina				2,560,960
Tennessee — 1.0%
Tennessee Energy Acquisition Corp., Gas Revenue, Project	4.000%	5/1/23	12,500,000	13,334,000	(a)(b)
Texas — 10.5%
Alvin, TX, ISD, GO, PSF-GTD, Schoolhouse	1.400%	8/15/20	2,500,000	2,476,700	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	23

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Beaumont, TX, ISD, GO, PSF-GTD	5.000%	2/15/19	$4,220,000	$4,362,847
Central Texas Regional Mobility Authority Revenue, Senior Lien	5.000%	1/1/19	500,000	513,330
Clear Creek, TX, ISD, GO, PSF-GTD	1.450%	8/14/20	3,000,000	2,975,640	(a)(b)
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/18	1,000,000	1,024,290
Goose Creek, TX, Consolidated ISD, GO, PSF-GTD, School Building	1.350%	8/15/18	10,000,000	9,995,500	(a)(b)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System (SIFMA Municipal Swap Index Yield + 0.580%)	1.670%	12/1/19	2,425,000	2,426,237	(a)(b)
Hospital, Memorial Hermann Health System (SIFMA Municipal Swap Index Yield + 0.750%)	1.840%	6/1/20	1,065,000	1,069,462	(b)
Harris County, TX, Revenue, Toll Road, (SIFMA Municipal Swap Index Yield + 0.780%)	1.870%	8/15/18	6,000,000	6,014,040	(b)
Houston, TX, Airport System Revenue, United Airlines Inc., Terminal E Project	4.500%	7/1/20	8,150,000	8,522,211	(c)
Matagorda County, TX, Navigation District No. 1, Central Power & Light	1.750%	9/1/20	2,000,000	1,974,880	(a)(b)(c)
Mission, TX, Economic Development Corp., Solid Waste Disposal Revenue, Waste Management Inc. Project	2.500%	8/1/20	4,500,000	4,521,150	(c)
North East, TX, ISD, GO, School Building, PSF-GTD	2.000%	8/1/19	14,410,000	14,482,194	(a)(b)
North Texas Tollway Authority Revenue:
First Tier (SIFMA Municipal Swap Index Yield + 0.670%)	1.760%	1/1/20	43,250,000	43,330,012	(a)(b)
First Tier (SIFMA Municipal Swap Index Yield + 0.800%)	1.890%	1/1/19	6,000,000	6,007,140	(a)(b)
Red River Education Finance Corp., TX, Higher Education Revenue:
St. Edwards University Project	5.000%	6/1/18	500,000	503,975
St. Edwards University Project	5.000%	6/1/19	750,000	778,598
St. Edwards University Project	5.000%	6/1/20	940,000	1,001,852
Round Rock, TX, ISD, GO, PSF-GTD	1.500%	8/1/21	4,775,000	4,679,500	(a)(b)
San Antonio, TX, Electric and Gas Revenue, Junior Lien	2.000%	12/1/18	5,000,000	5,019,950	(a)(b)
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckingham Senior Living Community Project	3.875%	11/15/20	3,000,000	3,003,390
Texas A & M University Revenue, Financing System	5.000%	5/15/18	1,000,000	1,007,460
Texas State Transportation Commission Turnpike System Revenue	5.000%	4/1/20	7,500,000	7,959,300	(a)(b)
Texas State, GO, Transport Commission—Mobility Fund, (SIFMA Municipal Swap Index Yield + 0.380%)	1.470%	10/1/18	4,000,000	4,000,720	(a)(b)
Total Texas				137,650,378

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 2.1%
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue:
Virginia Electric & Power Co.	1.875%	6/1/20	$5,000,000	$4,984,100	(a)(b)
Virginia Electric & Power Co.	2.150%	9/1/20	14,700,000	14,746,305	(a)(b)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	1.875%	5/16/19	8,150,000	8,173,635	(a)(b)
Total Virginia				27,904,040
Washington — 0.7%
Port of Seattle, WA, Revenue, Intermediate	5.000%	8/1/20	2,000,000	2,150,000	(c)
Spokane, WA, Public Facilities District Revenue	5.000%	12/1/18	1,130,000	1,159,335
Washington State Health Care Facilities Authority Revenue, Fred Hutchinson Cancer Research Centre, (0.670 x 1 mo. USD LIBOR + 1.100%)	2.169%	7/1/22	5,000,000	5,046,100	(a)(b)
Washington State HFC Revenue, Heron’s Key Senior Living	4.875%	1/1/22	1,205,000	1,205,530	(d)
Total Washington				9,560,965
West Virginia — 0.5%
West Virginia State University Revenue, West Virginia University Project, (SIFMA Municipal Swap Index Yield + 0.530%)	1.620%	10/1/19	7,000,000	7,001,680	(a)(b)
Wisconsin — 1.2%
Public Finance Authority, WI, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.000%	6/1/21	9,845,000	9,919,133	(a)(b)(c)
Wisconsin State HEFA Revenue, Ascension Senior Credit Group	1.375%	12/3/19	5,595,000	5,561,766	(a)(b)
Total Wisconsin				15,480,899
Total Municipal Bonds (Cost — $1,263,277,221)				1,260,773,990
Collateralized Mortgage Obligations (g) — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates:
M012 A1A1	1.600%	8/15/51	5,000,000	4,692,220
M012 A1A2	1.600%	8/15/51	3,000,000	2,815,332
Total Collateralized Mortgage Obligations (Cost — $8,000,000)				7,507,552
Total Investments before Short-Term Investments (Cost — $1,271,277,221)				1,268,281,542
Short-Term Investments — 3.0%
California — 0.9%
California State MFA, Solid Waste Reveune, Republic Services	1.400%	9/1/21	11,800,000	11,800,000	(a)(h)(i)
Florida — 0.5%
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health System	1.080%	11/15/34	1,700,000	1,700,000	(h)(i)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	25

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Liberty County, FL, IDR, Georgia Pacific Corp. Project	1.260%	10/1/28	$4,200,000	$4,200,000	(c)(d)(h)(i)
Total Florida				5,900,000
Georgia — 0.3%
Municipal Electric Authority of Georgia, LOC-Bank of Tokyo-Mitsubishi UFJ	1.090%	1/1/48	3,830,000	3,830,000	(h)(i)
Massachusetts — 0.0%
Massachusetts State DFA Revenue, Partners Healthcare Systems Inc., SPA-Wells Fargo Bank N.A.	1.110%	7/1/46	345,000	345,000	(h)(i)
New York — 0.6%
New York City, NY, GO:
LOC-Mizuho Corporate Bank	1.130%	4/1/42	300,000	300,000	(h)(i)
SPA-JPMorgan Chase	1.100%	8/1/38	2,700,000	2,700,000	(h)(i)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	1.270%	8/1/22	1,550,000	1,550,000	(h)(i)
Future Tax Secured, SPA-Dexia Credit Local	1.270%	8/1/23	2,840,000	2,840,000	(h)(i)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	1.270%	11/1/22	945,000	945,000	(h)(i)
New York City Recovery Project, SPA-Royal Bank of Canada	1.100%	11/1/22	100,000	100,000	(h)(i)
Total New York				8,435,000
North Carolina — 0.3%
Charlotte, NC, COP, 2003 Governmental Facilities Project, LIQ-Wells Fargo Bank N.A.	1.110%	6/1/33	1,000,000	1,000,000	(h)(i)
North Carolina State Medical Care Commission, Health Care Facilities Revenue:
Novant Health Group, SPA-JPMorgan Chase	1.090%	11/1/34	100,000	100,000	(h)(i)
Wakemed Obligated Group, LOC-Wells Fargo Bank N.A.	1.110%	10/1/38	3,300,000	3,300,000	(h)(i)
Total North Carolina				4,400,000
Texas — 0.2%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, Methodist Hospital	1.140%	12/1/24	2,200,000	2,200,000	(h)(i)
Utah — 0.1%
Emery County, UT, PCR, Pacificorp, LOC-Canadian Imperial Bank	1.130%	11/1/24	1,000,000	1,000,000	(h)(i)
Washington — 0.1%
Washington State HFC, Non-Profit Housing Revenue, Panorama Project, LOC-Wells Fargo Bank N.A.	1.120%	4/1/43	1,000,000	1,000,000	(h)(i)
Total Short-Term Investments (Cost — $38,910,000)				38,910,000
Total Investments — 99.4% (Cost — $1,310,187,221)				1,307,191,542
Other Assets in Excess of Liabilities — 0.6%				8,138,150
Total Net Assets — 100.0%				$1,315,329,692

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Western Asset Short Duration Municipal Income Fund

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AICUP	— Association of Independent Colleges and Universities of Pennsylvania
BAM	— Build America Mutual — Insured Bonds
BAN	— Bond Anticipation Notes
COP	— Certificates of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHLMC	— Federal Home Loan Mortgage Corporation
GAAP	— Generally Accepted Accounting Principles
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDB	— Industrial Development Board

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	27

Schedule of investments (cont’d)

February 28, 2018

Western Asset Short Duration Municipal Income Fund

Abbreviations used in this schedule (cont’d):
IDR	— Industrial Development Revenue
ISD	— Independent School District
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MTA	— Metropolitan Transportation Authority
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SCAGO	— South Carolina Association of Governmental Organizations
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USA	— United States of America
USD	— Unified School District

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	7.1%
AA/Aa	24.7
A	49.5
BBB/Baa	8.5
BB/Ba	2.2
A-1/VMIG 1	3.0
NR***	5.0
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Statement of assets and liabilities

February 28, 2018

Assets:
Investments, at value (Cost — $1,310,187,221)	$1,307,191,542
Interest receivable	9,119,922
Receivable for securities sold	2,076,069
Receivable for Fund shares sold	921,619
Prepaid expenses	124,563
Total Assets	1,319,433,715

Liabilities:
Payable for Fund shares repurchased	2,910,491
Investment management fee payable	458,039
Service and/or distribution fees payable	287,176
Distributions payable	78,582
Due to custodian	9,896
Trustees’ fees payable	2,605
Accrued expenses	357,234
Total Liabilities	4,104,023
Total Net Assets	$1,315,329,692

Net Assets:
Par value (Note 7)	$2,596
Paid-in capital in excess of par value	1,327,803,518
Undistributed net investment income	1,048,720
Accumulated net realized loss on investments	(10,529,463)
Net unrealized depreciation on investments	(2,995,679)
Total Net Assets	$1,315,329,692

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	29

Statement of assets and liabilities (cont’d)

February 28, 2018

Net Assets:
Class A	$265,114,804
Class A2	$918,978
Class C	$655,949,552
Class I	$390,184,239
Class IS	$3,162,119

Shares Outstanding:
Class A	52,331,793
Class A2	181,459
Class C	129,494,336
Class I	77,018,010
Class IS	623,794

Net Asset Value:
Class A (and redemption price)	$5.07
Class A2 (and redemption price)	$5.06
Class C (and redemption price)	$5.07
Class I (and redemption price)	$5.07
Class IS (and redemption price)	$5.07
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.19
Class A2 (based on maximum initial sales charge of 2.25%)	$5.18

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Statement of operations

For the Year Ended February 28, 2018

Investment Income:
Interest	$27,218,902

Expenses:
Investment management fee (Note 2)	6,532,842
Service and/or distribution fees (Notes 2 and 5)	4,299,729
Transfer agent fees (Note 5)	758,058
Registration fees	134,496
Fund accounting fees	124,777
Legal fees	85,931
Audit and tax fees	55,220
Trustees’ fees	38,644
Shareholder reports	37,123
Insurance	20,956
Commitment fees (Note 8)	17,343
Custody fees	6,954
Interest expense	1,449
Miscellaneous expenses	33,538
Total Expenses	12,147,060
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,150)
Net Expenses	12,145,910
Net Investment Income	15,072,992

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(440,651)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(4,047,716)
Net Loss on Investments	(4,488,367)
Increase in Net Assets From Operations	$10,584,625

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	31

Statements of changes in net assets

For the Year Ended February 28, 2018, the Period Ended February 28, 2017 and the Year Ended October 31, 2016	2018	2017†	2016

Operations:
Net investment income	$15,072,992	$5,226,494	$15,641,243
Net realized loss	(440,651)	(4,220,739)	(505,555)
Change in net unrealized appreciation (depreciation)	(4,047,716)	(6,592,249)	(4,862,717)
Increase (Decrease) in Net Assets From Operations	10,584,625	(5,586,494)	10,272,971

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,028,680)	(5,222,510)	(15,420,652)
Decrease in Net Assets From Distributions to Shareholders	(15,028,680)	(5,222,510)	(15,420,652)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	494,869,101	261,643,176	776,204,366
Reinvestment of distributions	14,051,054	4,836,859	14,130,765
Cost of shares repurchased	(805,234,151)	(428,537,458)	(916,229,231)
Decrease in Net Assets From Fund Share Transactions	(296,313,996)	(162,057,423)	(125,894,100)
Decrease in Net Assets	(300,758,051)	(172,866,427)	(131,041,781)

Net Assets:
Beginning of year	1,616,087,743	1,788,954,170	1,919,995,951
End of year*	$1,315,329,692	$1,616,087,743	$1,788,954,170
*Includes undistributed net investment income of:	$1,048,720	$1,048,174	$1,048,781

†	For the period November 1, 2016 through February 28, 2017.

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[3]	2013[3]

Net asset value, beginning of year	$5.08	$5.11	$5.12	$5.17	$5.15	$5.20

Income (loss) from operations:
Net investment income	0.06	0.02	0.05	0.06	0.07	0.06
Net realized and unrealized gain (loss)	(0.01)	(0.03)	(0.01)	(0.05)	0.02	(0.05)
Total income (loss) from operations	0.05	(0.01)	0.04	0.01	0.09	0.01

Less distributions from:
Net investment income	(0.06)	(0.02)	(0.05)	(0.06)	(0.07)	(0.06)
Total distributions	(0.06)	(0.02)	(0.05)	(0.06)	(0.07)	(0.06)

Net asset value, end of year	$5.07	$5.08	$5.11	$5.12	$5.17	$5.15
Total return[4]	1.00%	(0.22)%	0.85%	0.13%	1.72%	0.29%

Net assets, end of year (000s)	$265,115	$305,578	$351,815	$418,493	$436,079	$533,298

Ratios to average net assets:
Gross expenses	0.68%	0.66%[5]	0.66%	0.65%	0.66%	0.66%
Net expenses[6]	0.68	0.66 [5]	0.66	0.65	0.66	0.66
Net investment income	1.19	1.13 [5]	1.05	1.15	1.33	1.25

Portfolio turnover rate	25%	10%	30%	30%	23%	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2018	2017[2]	2016[3]	2015[4]

Net asset value, beginning of year	$5.08	$5.11	$5.13	$5.15

Income (loss) from operations:
Net investment income	0.05	0.01	0.04	0.04
Net realized and unrealized loss	(0.02)	(0.03)	(0.02)	(0.02)
Total income (loss) from operations	0.03	(0.02)	0.02	0.02

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.04)	(0.04)
Total distributions	(0.05)	(0.01)	(0.04)	(0.04)

Net asset value, end of year	$5.06	$5.08	$5.11	$5.13
Total return[5]	0.53%	(0.31)%	0.46%	0.34%

Net assets, end of year (000s)	$919	$1,110	$1,255	$908

Ratios to average net assets:
Gross expenses	1.01%	0.97%[6]	0.87%	0.68%[6]
Net expenses[7]	0.95 [8]	0.95 [6,8]	0.87	0.68 [6]
Net investment income	0.92	0.85 [6]	0.85	1.16 [6]

Portfolio turnover rate	25%	10%	30%	30%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]	For the period February 27, 2015 (inception date) to October 31, 2015.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended October 31, 2015.

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[3]	2013[3]

Net asset value, beginning of year	$5.08	$5.11	$5.12	$5.17	$5.15	$5.20

Income (loss) from operations:
Net investment income	0.04	0.01	0.04	0.04	0.05	0.05
Net realized and unrealized gain (loss)	(0.01)	(0.03)	(0.01)	(0.05)	0.02	(0.05)
Total income (loss) from operations	0.03	(0.02)	0.03	(0.01)	0.07	0.00 [4]

Less distributions from:
Net investment income	(0.04)	(0.01)	(0.04)	(0.04)	(0.05)	(0.05)
Total distributions	(0.04)	(0.01)	(0.04)	(0.04)	(0.05)	(0.05)

Net asset value, end of year	$5.07	$5.08	$5.11	$5.12	$5.17	$5.15
Total return[5]	0.65%	(0.33)%	0.49%	(0.22)%	1.36%	(0.07)%

Net assets, end of year (000s)	$655,950	$905,843	$1,016,497	$1,124,188	$1,331,042	$1,410,227

Ratios to average net assets:
Gross expenses	1.03%	1.02%[6]	1.02%	1.01%	1.02%	1.02%
Net expenses[7]	1.03 [8]	1.02 [6]	1.02	1.01	1.02	1.02
Net investment income	0.85	0.78 [6]	0.70	0.79	0.97	0.89

Portfolio turnover rate	25%	10%	30%	30%	23%	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[3]	2013[3]

Net asset value, beginning of year	$5.08	$5.11	$5.13	$5.17	$5.15	$5.20

Income (loss) from operations:
Net investment income	0.07	0.02	0.06	0.06	0.07	0.07
Net realized and unrealized gain (loss)	(0.01)	(0.03)	(0.02)	(0.04)	0.02	(0.05)
Total income (loss) from operations	0.06	(0.01)	0.04	0.02	0.09	0.02

Less distributions from:
Net investment income	(0.07)	(0.02)	(0.06)	(0.06)	(0.07)	(0.07)
Total distributions	(0.07)	(0.02)	(0.06)	(0.06)	(0.07)	(0.07)

Net asset value, end of year	$5.07	$5.08	$5.11	$5.13	$5.17	$5.15
Total return[4]	1.11%	(0.19)%	0.73%	0.41%	1.79%	0.39%

Net assets, end of year (000s)	$390,184	$403,556	$419,387	$376,406	$402,777	$290,098

Ratios to average net assets:
Gross expenses	0.57%	0.60%[5]	0.59%	0.57%	0.59%	0.60%
Net expenses[6]	0.57	0.60 [5,7]	0.59	0.57	0.59	0.56 [7]
Net investment income	1.30	1.20 [5]	1.13	1.23	1.39	1.35

Portfolio turnover rate	25%	10%	30%	30%	23%	28%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class IS Shares[1]	2018[2]

Net asset value, beginning of period	$5.11

Income (loss) from operations:
Net investment income	0.03
Net realized and unrealized loss	(0.04)
Total loss from operations	(0.01)

Less distributions from:
Net investment income	(0.03)
Total distributions	(0.03)

Net asset value, end of period	$5.07
Total return[3]	(0.14)%

Net assets, end of period (000s)	$3,162

Ratios to average net assets:
Gross expenses[4]	0.49%
Net expenses[4,5]	0.49
Net investment income[4]	1.43

Portfolio turnover rate	25%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 15, 2017 (inception date) to February 28, 2018.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	For the year ended February 28, 2018.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

38	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$1,260,773,990	—	$1,260,773,990
Collateralized mortgage obligations	—	7,507,552	—	7,507,552
Total long-term investments	—	1,268,281,542	—	1,268,281,542
Short-term investments†	—	38,910,000	—	38,910,000
Total investments	—	$1,307,191,542	—	$1,307,191,542

†	See Schedule of Investments for additional detailed categorizations.

(b) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

40	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$3,990,875	$(3,990,875)
(b)	$(43,766)	43,766	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2,

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

Class C, Class I and Class IS shares did not exceed 0.75%, 0.95%, 1.10%, 0.60% and 0.55% respectively. In addition, the ratio of the total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended February 28, 2018, fees waived and/or expenses reimbursed amounted to $1,150.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A and Class A2 shares. Class C shares are purchased at net asset value with no initial sales charge or contingent deferred sales charge (“CDSC”). However, if Class C shares of a fund not subject to a CDSC when initially purchased are exchanged for Class C shares of a fund that imposes a CDSC, the CDSC will be measured from the date of the exchange. In certain cases, Class A and Class A2 shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2018, LMIS and its affiliates retained sales charges of $2,609 and $1,507 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended February 28, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$42,661	$1,738	$45

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the

42	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

year ended February 28, 2018, such purchase and sale transactions (excluding accrued interest) were $447,580,000 and $523,950,361, respectively, with a net realized gain of $361.

3. Investments

During the year ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$340,066,285
Sales	572,896,312

At February 28, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,310,286,334	$3,024,108	$(6,118,900)	$(3,094,792)

4. Derivative instruments and hedging activities

During the year ended February 28, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.15%, 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$420,196		$125,960
Class A2	1,622		4,002
Class C	3,877,911	†	304,833
Class I	—		323,252
Class IS1	—		11
Total	$4,299,729		$758,058

†	The amount shown is exclusive of expense reimbursements. For the year ended February 28, 2018, the service and/or distribution fees reimbursed amounted to $519 for Class C Shares.

[1]	For the period September 15, 2017 (inception date) to February 28, 2018.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

For the year ended February 28, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	$631
Class C	519
Class I	—
Class IS1	—
Total	$1,150

[1]	For the period September 15, 2017 (inception date) to February 28, 2018.

6. Distributions to shareholders by class

	Year Ended February 28, 2018	Period Ended February 28, 2017[1]	Year Ended October 31, 2016
Net Investment Income:
Class A	$3,331,253	$1,213,656	$3,913,791
Class A2	9,979	3,199	6,828
Class C	6,544,229	2,426,502	7,077,646
Class I	5,121,035	1,579,153	4,422,387
Class IS2	22,184	—	—
Total	$15,028,680	$5,222,510	$15,420,652

[1]	For the period November 1, 2016 through February 28, 2017.

[2]	For the period September 15, 2017 (inception date) to February 28, 2018.

7. Shares of beneficial interest

At February 28, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2018		Period Ended February 28, 2017[1]		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	18,368,233	$93,406,724	9,322,053	$47,269,639	18,987,089	$97,214,764
Shares issued on reinvestment	564,295	2,869,028	211,407	1,071,184	676,772	3,466,455
Shares repurchased	(26,721,625)	(135,798,947)	(18,242,166)	(92,394,992)	(32,494,574)	(166,361,156)
Net decrease	(7,789,097)	$(39,523,195)	(8,708,706)	$(44,054,169)	(12,830,713)	$(65,679,937)

44	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

	Year Ended February 28, 2018		Period Ended February 28, 2017[1]		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Class A2
Shares sold	158,410	$805,417	21,312	$108,007	237,054	$1,214,287
Shares issued on reinvestment	1,964	9,979	632	3,199	1,333	6,828
Shares repurchased	(197,360)	(1,003,598)	(49,073)	(248,985)	(169,999)	(870,309)
Net increase (decrease)	(36,986)	$(188,202)	(27,129)	$(137,779)	68,388	$350,806

Class C
Shares sold	24,680,666	$125,555,583	19,414,939	$98,554,324	69,466,309	$355,961,173
Shares issued on reinvestment	1,265,249	6,432,663	467,201	2,367,359	1,334,688	6,836,369
Shares repurchased	(74,683,112)	(379,742,463)	(40,541,207)	(205,453,230)	(91,291,751)	(467,494,996)
Net decrease	(48,737,197)	$(247,754,217)	(20,659,067)	$(104,531,547)	(20,490,754)	$(104,697,454)

Class I
Shares sold	53,370,563	$271,351,007	22,817,146	$115,711,206	62,823,152	$321,814,142
Shares issued on reinvestment	929,750	4,727,316	275,330	1,395,117	745,842	3,821,113
Shares repurchased	(56,675,300)	(288,116,836)	(25,744,826)	(130,440,251)	(54,958,974)	(281,502,770)
Net increase (decrease)	(2,374,987)	$(12,038,513)	(2,652,350)	$(13,333,928)	8,610,020	$44,132,485

Class IS2
Shares sold	733,993	$3,750,370	—	—	—	—
Shares issued on reinvestment	2,378	12,068	—	—	—	—
Shares repurchased	(112,577)	(572,307)	—	—	—	—
Net increase	623,794	$3,190,131	—	—	—	—

[1]	For the period November 1, 2016 through February 28, 2017.

[2]	For the period September 15, 2017 (inception date) to February 28, 2018.

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended February 28, 2018, the Fund incurred a commitment fee in the amount of $17,343. The Fund did not utilize the Redemption Facility during the year ended February 28, 2018.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended February 28, 2018, the period ended February 28, 2017 and the year ended October 31, 2016, was as follows:

	2018	2017	2016
Distributions paid from:
Tax exempt income	$15,024,670	$5,214,878	$15,315,216
Ordinary income	4,010	7,632	105,436
Total distributions paid	$15,028,680	$5,222,510	$15,420,652

As of February 28, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,108,532
Deferred capital losses*	(10,430,350)
Other book/tax temporary differences(a)	(59,812)
Unrealized appreciation (depreciation)(b)	(3,094,792)
Total accumulated earnings (losses) — net	$(12,476,422)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Other

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. Although the Tax Act does not amend any provisions that directly address qualification or taxation of a regulated investment company (“RIC”), the Tax Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC investors. The application of certain provisions in the Tax Act is uncertain so the effects on the funds and shareholders

46	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

cannot be predicted. Legislative or administrative changes could be enacted at any time and could have prospective or retroactive effect.

Provisions under the Tax Act may cause RICs to increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses. Such consequences could lead to an increase in the amount of taxable income recognized by a RIC as well as an increase in the amount of taxable income distributed to RIC shareholders. Additionally, the new provisions under the Tax Act are expected to have a varying impact among funds with different investment objectives and strategies.

Western Asset Short Duration Municipal Income Fund 2018 Annual Report	47

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short Duration Municipal Income Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration Municipal Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 28, 2018, the related statements of operations and changes in net assets, including the related notes for the year ended February 28, 2018, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations, changes in its net assets for the year ended February 28, 2018, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

April 17, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

48	Western Asset Short Duration Municipal Income Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short Duration Municipal Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present.

Western Asset Short Duration Municipal Income Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Independent Trustees considered the Management Agreement and Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

50	Western Asset Short Duration Municipal Income Fund

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as short municipal debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2017 was below the median, and the Fund’s performance for the 10-year period ended June 30, 2017 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

Western Asset Short Duration Municipal Income Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail level-load funds (including the Fund) classified as short municipal debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was approximately equivalent to the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an

52	Western Asset Short Duration Municipal Income Fund

outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee was approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Short Duration Municipal Income Fund	53

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

54	Western Asset Short Duration Municipal Income Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Short Duration Municipal Income Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

56	Western Asset Short Duration Municipal Income Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Short Duration Municipal Income Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

58	Western Asset Short Duration Municipal Income Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset Short Duration Municipal Income Fund	59

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2018:

Record date:	Daily	Daily
Payable date:	March 2017 - January 2018	2/28/2018
Tax-exempt interest	100.00%	99.63%
Ordinary income*	—	0.37%

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

60	Western Asset Short Duration Municipal Income Fund

Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 4/18 SR18-3302

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2016, February 28, 2017 and February 28, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,670 in October 31, 2016, $51,058 for the four month period ended February 28, 2017 and $176,781 in February 28, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $9,707 in February 28, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,550 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $20,140 in February 28, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $0 in February 28, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018; Tax Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018; and Other Fees were 100%, 100% and 100% for October 31, 2016, for the four month period ended February 28, 2017 and February 28, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in October 31, 2016, $0 for the four month period ended February 28, 2017 and $432,645 in February 28, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2018